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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) May 25, 2006

                           MTI TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)

               Delaware                   0-23418            95-3601802
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     (State or other jurisdiction      (Commission         (IRS Employer
           of incorporation)           File Number)     Identification No.)

         17595 Cartwright Road, Irvine, California              92614
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          (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code (949) 251-1101


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

            On May 25, 2006, MTI Technology Corporation ("the Company") issued a press release to report its financial results for the fiscal year ended April 1, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

            The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits

EXHIBIT
NUMBER    DESCRIPTION
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99.1      Press  Release  dated  May 25,  2006,  issued  by MTI
          Technology  Corporation  (furnished pursuant to Item 2.02)

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    MTI TECHNOLOGY CORPORATION

Date: May 25, 2006                                  /s/ SCOTT POTERACKI
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                                                    Scott Poteracki
                                                    Executive Vice President and
                                                    Chief Financial Officer